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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: August 31, 2001

                            NPC INTERNATIONAL, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

         Kansas                      1-13007                      48-0817298
------------------------      ----------------------         -------------------
(State of incorporation)           (Commission                 (IRS Employer
                              Identification Number)         Identification No.)

  720 West 20th Street,  Pittsburg, Kansas                          66762
--------------------------------------------                      ---------
  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:      (316) 231-3390
                                                       -------------------

Item 5.  OTHER EVENTS


     On August 31, 2001, the Company issued a press release disclosing that the Shareholders of the Company approved an Agreement and Plan of Merger between the Company and Mergeco, Inc., a corporation controlled by O. Gene Bicknell, under which all of the outstanding common stock of the company will be acquired, other than the shares owned by Mergeco's stockholders, for $11.55 per share in cash. The Press Release is filed with this report as Exhibit 99.1 and incorporated herein by reference. The Agreement and Plan of Merger is filed with this report as Exhibit 99.2 and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits

          The exhibits set forth on the Index to Exhibits on page 3 are incorporated herein by reference.
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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NPC INTERNATIONAL, INC.


Dated: August 31, 2001            By: /s/ Troy D. Cook
                                      ------------------------------------------
                                  Troy D. Cook
                                  Senior Vice President Finance, Chief Financial
                                  Officer and Principal Financial Officer


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                               INDEX TO EXHIBITS

                                                                      PAGE NO.
EXHIBIT                                                               IN THIS
  NO.     DESCRIPTION                                                 FILING
-------   -----------                                                 -------
 * 99.1   Press Release of Registrant dated August 31, 2001              4
   99.2   Agreement and Plan of Merger, dated as of May 10, 2001,        5
          by and between NPC International, Inc. and Mergeco, Inc.

*    Filed herewith.  All other exhibits have been previously filed.

                                      3